Unabsorbed cost due to production stoppage	12 Months Ended
Dec. 31, 2025
Unabsorbed cost due to production stoppage
Unabsorbed cost due to production stoppage

21.Unabsorbed cost due to production stoppage

This caption is made up as follows:

	2025	2024	2023
	US$(000)	US$(000)	US$(000)

Services provided by third parties	1,403	1,528	5,654
Short-term and low-value lease	810	434	644
Consumption of materials and supplies	511	50	917
Electricity and water	227	98	1,741
Direct labor	—	—	6,144
Insurances	—	—	2,782
Others minor	17	25	2,011
	2,968	2,135	19,893

See related accounting policies in Note 2.4(x).

During the year 2025, the unabsorbed cost due to production stoppage correspond to El Brocal, due to the temporary suspension of the operations of the Open North pit, note 1(b), and Río Seco for the temporary suspension of the plant between July and September, in year 2024 corresponds to El Brocal, and in the year 2023 to stoppage in Uchucchacua and Río Seco.